COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

Supplement dated December 21, 2012 to

Summary Prospectus dated May 1, 2012, as amended July 3, 2012, (as supplemented October 1, 2012)

and

Prospectus dated May 1, 2012 (as supplemented July 3, 2012 and October 1, 2012)

Termination of Subadvisor

    Effective December 31, 2012, the Board of Directors of the Fund has approved the termination of the Fund’s subadvisory agreement with Cohen & Steers Europe S.A. (“CNS Europe”).

Accordingly, effective December 31, 2012, all references to CNS Europe as a subadvisor to the Fund in the Summary Prospectus and Prospectus are hereby deleted.

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